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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          --------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report: (Date of earliest event reported): April 21, 2003
                                                   (April 21, 2003)


                                GREY WOLF, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            TEXAS                       1-8226                74-2144774
(STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)



                         10370 RICHMOND AVE., SUITE 600
                               HOUSTON, TX 77042
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)



                                  713-435-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9.   REGULATION FD DISCLOSURE

         On April 21, 2003, Grey Wolf, Inc. issued a press release announcing operating results for the quarter ended March 31, 2003. A copy of this press release is being furnished as an exhibit to this report pursuant to Item 12 of Form 8-K, but is being provided under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (C)    EXHIBIT

         Exhibit 99.1   Grey Wolf, Inc. Press Release, dated April 21, 2003.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 21, 2003

                                       GREY WOLF, INC.

                                       /s/ DAVID W. WEHLMANN
                                       ---------------------------
                                       David W. Wehlmann
                                       Executive Vice President and
                                         Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------
Exhibit 99.1         Grey Wolf, Inc. Press Release, dated April 21, 2003.


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